                   [LETTERHEAD OF NATIONSBANK APPEARS HERE]

                                                                   EXHIBIT 10(r)

                                April 23, 1997

Lenders Party to the $300,000,000
  Scientific-Atlanta, Inc. Revolving
  Credit Facility

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of May 11, 1995, as amended (the "Credit Agreement") by and among Scientific-Atlanta, Inc. (the "Borrower"), the financial institutions party thereto as Lenders (the "Lenders"), and NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent"). Capitalized terms not defined in this letter have the respective meanings given them in the Credit Agreement.

     As you are aware, the Borrower has requested that the Lenders agree to amend the Credit Agreement to effect an extension of (a) the Facility B Termination Date by 364 days from May 9, 1997 to May 8, 1998 and (b) the Termination Date from May 11, 2000 to May 11, 2002. Except for this amendment, the Credit Agreement remains in effect and is restated in its entirety.

     To confirm your agreement to such extension of the Facility B Termination Date and the Termination Date, on a copy of this letter, please type or write the name of your institution in the space provided below, sign below that and then return the same to the Agent no later than 5:00 p.m., May 7, 1997.

     Should you have any questions, please do not hesitate to call the undersigned at (404)607-5389.

                                   Sincerely yours,

                                   NATIONSBANK, N.A. (SOUTH),
                                    as Agent


                                   By: /s/ Daniel J. Rabbitt
                                      ---------------------------------
                                      Name: Daniel J. Rabbitt
                                      Title: Vice President

AGREED AND ACCEPTED:

NationsBank, N.A. (South)
-------------------------------
[Type/write Lender name]


By:  /s/ Luis A. Viera
   ----------------------------
   Name: Luis A. Viera
        -----------------------
   Title:  Associate
         ------------------

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AGREED AND ACCEPTED:

ABN AMRO Bank, N.V.
----------------------------------
[Type/write Lender name]


By: /s/ Steven L. Hipsman
   -------------------------------              /s/ Steven B. Farley
   Name:  STEVEN L. HIPSMAN                     --------------------------------
        --------------------------                  Steven B. Farley
   Title: Vice President                            Vice President



AGREED AND ACCEPTED

The Bank of New York
------------------------------
[Type/write Lender name]


By: /s/ Gregory L. Batson
   ---------------------------
   Name: GREGORY L. BATSON
        ----------------------
   Title: Vice President



AGREED AND ACCEPTED:

 Toronto Dominion (Texas), Inc.
-------------------------------
[Type/write Lender name]


By: /s/ Frederic B. Hawley
   ----------------------------
   Name: FREDERIC B. HAWLEY
        -----------------------
   Title: Vice President



AGREED AND ACCEPTED:

 Australia and New Zealand Banking Group Limited
------------------------------------------------
[Type/write Lender name]


By: /s/ Pamela Couch
   -----------------------------
   Name:  PAMELA COUCH
        ------------------------
   Title: Vice President, Credit






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AGREED AND ACCEPTED:

The Bank of Tokyo-Mitsubishi, Ltd.
----------------------------------
[Type/write Lender name]


By:  /s/ Gary L. England
   ----------------------------
   Name: GARY L. ENGLAND
        -----------------------
   Title: Vice President and Manager




AGREED AND ACCEPTED:

 Wachovia Bank of Georgia, N.A.
-------------------------------
[Type/write Lender name]


By:  /s/ Karen H. McClain
   ----------------------------
   Name: KAREN H. MCCLAIN
        -----------------------
   Title: Senior Vice President